UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2009

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15062 (Commission File Number)	13-4099534 (IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 12, 2009, AOL Inc. (“AOL”), a wholly-owned subsidiary of Time Warner Inc., a Delaware corporation (“Time Warner”), filed Amendment No. 4 to its Registration Statement on Form 10 (File No. 001-34419) (the “Form 10 Amendment”) with the Securities and Exchange Commission (the “Commission”) in connection with the planned legal and structural separation of AOL from Time Warner (the “Spin-off”).

The Form 10 Amendment contains a preliminary information statement that includes detailed information about AOL as a standalone company. Among other things, the preliminary information statement included in the Form 10 Amendment contains updated disclosure regarding additional restructuring activities AOL plans to undertake shortly after the Spin-off. In connection with these additional restructuring activities, AOL expects to incur additional restructuring charges of up to $200 million, substantially all of which are expected to be incurred from the date of the Spin-off through the first half of 2010. The Spin-off is expected to occur in the fourth quarter of 2009. The preliminary information statement is incomplete and subject to change, and Time Warner reserves the right not to complete the Spin-off.

The information included in this report, including the information in the Form 10 Amendment attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is being “furnished” to the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Caution Concerning Forward-Looking Statements

This report includes certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Such forward-looking statements include, but are not limited to, statements about future financial and operating results of AOL, the plans, objectives, expectations and intentions of Time Warner and AOL, and other statements that are not historical facts. These statements are based on the current expectations and beliefs of the management of Time Warner and AOL, and are subject to uncertainty and changes in circumstances.

Time Warner cautions readers that any forward-looking information is not a guarantee of future performance and that actual results may vary materially from those expressed or implied by the statements herein, due to changes in economic, business, competitive, technological, strategic or other regulatory factors, as well as factors affecting the operations of the businesses of Time Warner and AOL. More detailed information about certain of these and other factors may be found in the preliminary information statement included in the Form 10 Amendment in the section entitled “Risk Factors,” as well as in filings by Time Warner with the Commission, including its most recent Annual Report on Form 10-K and in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, in each case in the sections entitled “Caution Concerning Forward-Looking Statements” and “Risk Factors.” Time Warner is under no obligation to, and expressly disclaims any obligation to, update or alter the forward-looking statements contained in this report, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1

Amendment No. 4 to Registration Statement on Form 10 of AOL Inc. (incorporated by reference to Amendment No. 4 to Registration Statement on Form 10 filed by AOL Inc. with the Securities and Exchange Commission on November 12, 2009 (File No. 011-34419)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By: /s/ John K. Martin, Jr.
Name:	John K. Martin, Jr.
Title:	Executive Vice President and Chief Financial Officer

Date: November 12	, 2009

EXHIBIT INDEX

Exhibit	Description
99.1

Amendment No. 4 to Registration Statement on Form 10 of AOL Inc. (incorporated by reference to Amendment No. 4 to Registration Statement on Form 10 filed by AOL Inc. with the Securities and Exchange Commission on November 12, 2009 (File No. 011-34419)).